IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT OBJECTIVE FOR ING DAVIS NEW YORK VENTURE PORTFOLIO

ING PARTNERS, INC.

ING Davis New York Venture Portfolio

 (“Portfolio”)

Supplement dated February 1, 2013

to the Portfolio’s Adviser Class (“Class ADV”) and

Service Class (“Class S”) Prospectus,

and Initial Class (“Class I”) Prospectus,

each dated April 30, 2012; and

to ING Davis New York Venture Portfolio’s

Class ADV and Class S Summary Prospectus and

Class I Summary Prospectus,

each dated April 30, 2012

(each a “Prospectus” and collectively “Prospectuses”)

On January 10, 2013, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC (“Columbia”) with related changes to the Portfolio’s name, investment objective, and principal investment strategies. Beginning April 15, 2013 through the close of business on April 29, 2013, the Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions and such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 30, 2013, Columbia will begin managing the Portfolio. In conjunction with the change with respect to the Portfolio’s sub-adviser, Christopher C. Davis and Kenneth C. Feinberg will be replaced as co-portfolio managers for the Portfolio with Guy W. Pope.

1.                                      Beginning on April 15, 2013, the Portfolio’s Prospectuses are hereby revised as follows:

a.              All references to “ING Davis New York Venture Portfolio” are hereby deleted and replaced with “ING Columbia Contrarian Core Portfolio.”

b.              The section entitled “Investment Objective” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

c.               The subsection entitled “Fees and Expenses of the Portfolio — Portfolio Turnover” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Beginning April 15, 2013, Davis Selected Advisors, L.P. is terminated as sub-adviser to the Portfolio. On April 30, 2013, Columbia Management Investment Advisers, LLC will begin managing the Portfolio.  During the period from April 15, 2013 through the close of business on April 29, 2013, the Portfolio is in a transition period which will result in significant buy and sell transactions which will likely cause an increase in the Portfolio’s portfolio turnover rate. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

d.              The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth and current income.

The Portfolio may also invest up to 20% of its net assets in foreign securities. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.

The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Portfolio’s portfolio. The Sub-Adviser considers, among other factors:

•                  various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies

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with lower valuations are generally more likely to provide opportunities for capital appreciation;

•                  potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•                  the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•                  overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

e.               The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency. To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing

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reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments.

Investment Model. The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.  Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.

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Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

f.                The section entitled “Performance Information — Average Annual Total Returns” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Class ADV and Class S Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2011)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	(4.92)	(2.55)	1.68	12/10/01
Class S	%	(4.63)	(2.30)	1.93	12/10/01
Russell 1000® Index(1),(2)%		1.50	(0.02)	3.34	—
S&P 500® Index(1),(2)%		2.11	(0.25)	2.92	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on April 15, 2013 the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Index because the Russell 1000® Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Class I Prospectus:

Average Annual Total Returns %

(for the periods ended December 31, 2011)

	1 Yr	5 Yrs	10 Yrs	Inception Date
Class I %	(4.52)	(2.07)	2.18	12/10/01
Russell 1000® Index(1),(2)%	1.50	(0.02)	3.34	—
S&P 500® Index(1),(2)%	2.11	(0.25)	2.92	—

(1)         The index returns do not reflect deductions for fees, expenses or taxes.

(2)         Beginning on April 15, 2013 the Portfolio will change its benchmark from the S&P 500® Index to the Russell 1000® Index because the Russell 1000® Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

g.               The section entitled “Portfolio Management” of the summary section of the Portfolio’s Prospectuses is hereby deleted and replaced with the following:

Beginning April 15, 2013 through the close of business on April 29, 2013, the Portfolio will be managed by a transition manager in preparation for a sub-adviser change from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC.  Effective April 30, 2013, the following serve as adviser, sub-adviser, and portfolio manager to the Portfolio:

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PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Managers

Guy W. Pope, CFA

Portfolio Manager (since 04/13)

h.              The subsection entitled “Management of the Portfolios — ING Davis New York Venture Portfolio” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

ING Columbia Contrarian Core Portfolio

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years.  CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds, and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110.  As of December 31, 2012, CMIA had assets under management of approximately $300.1 billion.

The following individual is responsible for the day-to-day management of ING Columbia Contrarian Core Portfolio.

Guy W. Pope, CFA, is a Senior Portfolio Manager of CMIA.  From 1993 until he joined CMIA in May 2010, Mr. Pope was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional.

Historical sub-adviser/name and strategies information:

Effective Date	Portfolio Name	Adviser
4/30/2013	ING Columbia Contrarian Core Portfolio*	Columbia Management Investment Advisers, LLC
10/31/05	ING Davis New York Venture Portfolio*	Davis Selected Advisers, L.P.
Since Inception	ING Salomon Brothers Fundamental Value Portfolio	Salomon Brothers Asset Management Inc.

*                 Name change, change in sub-adviser, change in investment objective, and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

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IMPORTANT INFORMATION REGARDING A CHANGE TO THE

INVESTMENT OBJECTIVE FOR ING DAVIS NEW YORK VENTURE PORTFOLIO

ING PARTNERS, INC.

ING Davis New York Venture Portfolio

 (“Portfolio”)

Supplement dated February 1, 2013

to the Portfolio’s Adviser Class (“Class ADV”),

Initial Class (“Class I”) and Service Class (“Class S”),

Statement of Additional Information (“SAI”)

dated April 30, 2012

On January 10, 2013, the Portfolio’s Board of Directors (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC (“Columbia Management”) with related changes to the Portfolio’s name, investment objective, and principal investment strategies. Beginning April 15, 2013 through the close of business on April 29, 2013, the Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its holdings and may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in significant buy and sell transactions and such transactions may be made at a disadvantageous time. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about April 30, 2013, Columbia Management will begin managing the Portfolio. In conjunction with the change to the Portfolio’s sub-adviser, Christopher C. Davis and Kenneth C. Feinberg will be replaced as co-portfolio managers for the Portfolio with Guy W. Pope.

1.                                      Beginning on April 15, 2013, the Portfolio’s SAI is hereby revised as follows:

a.                                      All references to “ING Davis New York Venture Portfolio” are hereby deleted and replaced with “ING Columbia Contrarian Core Portfolio.”

b.                                      All references to Christopher C. Davis and Kenneth C. Feinberg as portfolio managers for the Portfolio are hereby deleted.

c.                                       All references to “Davis Selected Advisers, L.P.” and “Davis” serving as sub-adviser to the Portfolio are hereby deleted.

d.                                      The column related to the Portfolio in the table of the subsection entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Restrictions” of the Portfolio’s SAI is hereby deleted in its entirety.

e.                                       The line item with respect to the Portfolio in the table of the second paragraph of the section entitled “Sub-Advisers” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Sub-Adviser
ING Columbia Contrarian Core Portfolio	Columbia Management Investment Advisers, LLC

f.                                        The subsection entitled “Portfolio Managers — ING Davis New York Venture Portfolio” of the Portfolio’s SAI is hereby deleted and replaced with the following:

ING Columbia Contrarian Core Portfolio

Beginning on April 15, 2013 through the close of business on April 29, 2013 the Portfolio will be managed by a transition manager in preparation for a sub-adviser change from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC.  Effective April 30, 2013, the following serve as sub-adviser and portfolio manager of the Portfolio:

Sub-Adviser: Columbia Management

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Manager as of August 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Guy Pope	8	$4,830,000,000	2	$33,000,000	330	$182,000,000

Potential Material Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time.  Columbia has adopted compliance policies and procedures that attempt to address certain of these potential conflicts that the portfolio managers face in this regard.  Certain of these conflicts of interest are summarized below.  The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the pooled vehicles.

A portfolio manager who is responsible for managing multiple portfolios and/or accounts may devote unequal time and attention to the management of those portfolios and/or accounts.  The effects of this potential conflict may be more pronounced where portfolios and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Portfolio.  A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager purchases or sells the same securities for multiple accounts.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by one account to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay.  Columbia has adopted compliance procedures that provide that any transactions between the Portfolio and another Columbia-advised account are to be made at an independent current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager(s).  Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account.  A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Portfolio, even though it could have been bought or sold for the Portfolio at the same time.  A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales).  There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.

In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain portfolios or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the portfolios and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of portfolios or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of the portfolio and/or accounts that provide greater overall returns to Columbia and its affiliates.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the portfolio may arise from the financial services activities of Ameriprise Financial, Inc., and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Portfolio.  In this regard, Ameriprise Financial, Inc. is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of Columbia, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities.  The broad range of financial services activities of Ameriprise Financial, Inc., and its affiliates may involve multiple advisory, transactional, lending, financial, and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Portfolio.

Part 1A of Columbia’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about Columbia’s business, assets under management, affiliates and potential conflicts of interest.  Part 1A of the Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

The Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.  In addition, the Portfolio’s portfolio manager(s) may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.  The management of these accounts may also involve certain of the potential conflicts described above.  Investment personnel at Columbia, including the Portfolio’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Portfolio, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.

Columbia is a direct, wholly-owned subsidiary of Ameriprise Financial, Inc., a major financial services company engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia, including, among others, broker-dealer (sales and trading), asset management, insurance, and other financial activities.  Regulatory restrictions applicable to Columbia and its affiliates may limit Columbia investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Columbia and its affiliates also may be restricted in the securities that can be bought or sold for their clients because of other relationships Ameriprise Financial, Inc. and its affiliates have with the issuers of securities.

Compensation Structure of Portfolio Managers

Compensation is typically paid in the form of salary, bonus, stock options, and restricted stock and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds (which is a separate family of funds managed by Columbia) in which the account is invested.  A portfolio manager’s bonus is variable and is generally based on: (1) an evaluation of the manager’s investment performance; and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism.  In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual portfolios and other accounts managed by the portfolio manager to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance.  Columbia may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.  For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2102, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Guy W. Pope	None

2.                                      Effective April 30, 2013, the Portfolio’s SAI is hereby revised as follows:

a.                                      Footnote 1 to the table of the subsection entitled “Adviser — Advisory Fees” is hereby deleted in its entirety and replaced with the following:

1                                         Pursuant to a waiver, the Adviser has agreed to lower the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING Columbia Small Cap Value II Portfolio, ING Global Bond Portfolio, ING Invesco Van Kampen Comstock Portfolio, and ING T. Rowe Price Growth Equity Portfolio so that advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2012 through May 1, 2013.  Additionally, pursuant to a waiver agreement, the Adviser has agreed to further lower the advisory fee for ING T. Rowe Price Growth Equity Portfolio so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the total aggregated savings in excess of $500,000 as a result of the sub-

advisory fee reduction with respect to ING T. Rowe Price Growth Equity Portfolio and ING T. Rowe Price Equity Income Portfolio (a series of ING Investors Trust) pro rata based on each Portfolio’s contribution to the amount saved for the period from May 1, 2012 through May 1, 2013. Last, effective May 1, 2013, the Adviser has agreed to lower the advisory fee for ING Columbia Contrarian Core Portfolio so that the advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction for the period from May 1, 2013 through May 1, 2014. There is no guarantee that these waiver agreements will continue after these dates. These agreements will only be renewed if the Adviser elects to renew them.

b.                                      The fourth and fifth paragraphs of the section entitled “Expense Limitation Agreements are hereby deleted and replaced with the following:

Pursuant to a side agreement effective May 1, 2013, the Adviser has agreed to the following expense limits for ING Columbia Contrarian Core Portfolio through May 1, 2014:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING Columbia Contrarian Core Portfolio	1.25%	0.75%	1.00%	1.15%

Any fees waived pursuant to the side agreement expense limits shall not be eligible for recoupment. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses. There is no guarantee that this side agreement will continue after May 1, 2014. This side agreement will only renew if the Adviser elects to renew it.

c.                                       The line item with respect to the Portfolio in the table of the sub-section entitled “Sub-Advisers — Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted and replaced with the following:

Portfolio	Sub-Adviser	Sub-Advisory Fee
ING Columbia Contrarian Core Portfolio	Columbia Management

0.320% of the first $100 million of the Portfolio’s average daily net assets;

0.280% of the next $150 million of the Portfolio’s average daily net assets;

0.250% of the next $250 million of the Portfolio’s average daily net assets and;

0.220% of the Portfolio’s average daily net assets in excess of $500 million.

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